Exhibit 10.1

SECOND AMENDMENT TO CREDIT AGREEMENT

This SECOND AMENDMENT TO CREDIT AGREEMENT, dated as of March 7, 2025 (this “Agreement”), is entered into by and among SUPERIOR GROUP OF COMPANIES, INC., a Florida corporation (the “Borrower”), the Guarantors party hereto, the Lenders party hereto, and PNC BANK, NATIONAL ASSOCIATION in its capacities as Administrative Agent, Swingline Loan Lender and Issuing Lender.

RECITALS

A.         The Borrower, the Guarantors from time to time party thereto, the Lenders from time to time party thereto, and the Administrative Agent are parties to that certain Credit Agreement, dated as of August 23, 2022 (as amended, restated, amended and restated, modified, supplemented, increased and extended from time to time, the “Credit Agreement”).

B.         The Borrower has requested an amendment to the Credit Agreement.

C.         The Required Lenders have agreed to such requested amendment to the Credit Agreement, subject to the terms and conditions hereof.

AGREEMENT

NOW, THEREFORE, in consideration of the agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.         Defined Terms. Capitalized terms used herein and not otherwise defined herein (including in the introductory paragraph and recitals) shall have the meanings given to such terms in the Credit Agreement.

2.         Amendment to Credit Agreement. Section 9.4(c) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(c)         so long as no Potential Default or Event of Default has occurred and is continuing or would result therefrom, the Borrower or any of its Subsidiaries may make Restricted Payments in an amount not to exceed $30,000,000.00 in any fiscal year; provided that, the Consolidated Total Net Leverage Ratio shall not exceed 3.50:1.00 on a Pro Forma Basis immediately after giving effect to any such Restricted Payment.

3.         Conditions Precedent. This Agreement shall be effective upon satisfaction of the following conditions precedent:

(a)    Agreement. Receipt by the Administrative Agent of a counterpart of this Agreement signed by the Administrative Agent, the Required Lenders, the Borrower and the Guarantors.

(b)    Administrative Agent Fees and Expenses. Receipt by the Administrative Agent of all fees and other amounts due and payable on or prior to the date hereof, including, without limitation, reimbursement or payment of all reasonable and documented out-of-pocket expenses (including reasonable fees, charges and disbursements of counsel to the Administrative Agent) required to be reimbursed or paid by the Borrower pursuant to Section 4 of this Agreement.

4.    Expenses. The Borrower agrees to pay all reasonable and documented out-of-pocket expenses (including reasonable fees, charges and disbursements of counsel to the Administrative Agent) with respect to the preparation, execution and delivery of this Agreement to the extent such are required to be reimbursed or paid by the Borrower pursuant to Section 12.3 of the Credit Agreement.

5.    Miscellaneous.

(a)    This Agreement shall be deemed to be, and is, a Loan Document.

(b)     Effective as of the date hereof, all references to the Credit Agreement in each of the Loan Documents shall hereafter mean the Credit Agreement as amended by this Agreement.

(c)    Except as expressly modified by this Agreement, the Credit Agreement, the Loan Documents and the obligations of each Loan Party thereunder and under the other Loan Documents are hereby ratified and confirmed and shall continue and remain in full force and effect according to their terms.

(d)    Each of the Loan Parties (i) acknowledges and consents to all of the terms and conditions of this Agreement, (ii) agrees that this Agreement and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Credit Agreement or the other Loan Documents or any certificates, documents, agreements and instruments executed in connection therewith, (iii) affirms all of its obligations under the Loan Documents, (iv) agrees that this Agreement shall in no manner impair or otherwise adversely affect any of the Liens granted in or pursuant to the Loan Documents and (v) affirms that each of the Liens granted in or pursuant to the Loan Documents are valid and subsisting.

(e)    Each of the Loan Parties hereby represents and warrants to the Administrative Agent and the Lenders as follows:

(i)         the execution, delivery and performance by such Loan Party of this Agreement are within such Loan Party’s organizational powers and have been duly authorized by all necessary organizational, and if required, shareholder, partner or member, action, as applicable;

(ii)         this Agreement has been duly executed and delivered by such Loan Party and constitutes a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity;

(iii)         the execution, delivery and performance by such Loan Party of this Agreement do not require any consent or approval of, registration or filing with, notice to, or any action by, any governmental authority, except those as have been obtained or made and are in full force and effect;

(iv)         after giving effect to this Agreement, all representations and warranties of each Loan Party set forth in the Loan Documents are true and correct in all material respects (other than those representations and warranties that are expressly qualified by a Material Adverse Change or other materiality, in which case such representations and warranties are true and correct in all respects) except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (other than those representations and warranties that are expressly qualified by a Material Adverse Change or other materiality, in which case such representations and warranties are true and correct in all respects) as of such earlier date; and

(v)         after giving effect to this Agreement, no Potential Default or Event of Default exists.

(f)    This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by electronic mail), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Agreement by electronic transmission or by any other electronic imaging means (including .pdf), shall be effective as delivery of a manually executed counterpart of this Agreement.

(g)&NBSP;&NBSP;&NBSP;&NBSP;THIS AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

6.    No Other Changes. Except as modified hereby, all of the terms and provisions of the Loan Documents shall remain in full force and effect.

[Signature pages follow.]

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.

BORROWER:                                    SUPERIOR GROUP OF COMPANIES, INC.,

a Florida corporation

By:

Name: Jake Himelstein

Title: Authorized Representative

GUARANTORS:         CID RESOURCES, INC.,

a Delaware corporation

SUPERIOR UNIFORM GROUP, LLC,

a Florida limited liability company

FASHION SEAL CORPORATION,

a Nevada corporation

THE OFFICE GURUS, LLC,

a Florida limited liability company

SUPERIOR UNIFORM ARKANSAS LLC,

an Arkansas limited liability company

SUPERIOR GROUP HOLDINGS, INC.,

a Texas corporation

SUPERIOR GROUP HOLDINGS (IL), LLC,

an Illinois limited liability company

ZING MANUFACTURING, LLC,

a Delaware limited liability company

By:

Name: Jake Himelstein

Title: Authorized Representative

BAMKO, LLC,

a Delaware limited liability company

LOGO LINEUP, LLC,

a Delaware limited liability company

By:

Name: Jake Himelstein

Title: Authorized Representative

ADMINISTRATIVE

AGENT:                                             PNC BANK, NATIONAL ASSOCIATION,

as Administrative Agent, as Swingline Loan Lender, as Issuing Lender and as a Lender

By:

Name:

Title:

LENDER:         BMO HARRIS BANK, N.A.,

as a Lender

By:

Name:

Title:

LENDER:                                             VALLEY NATIONAL BANK,

as a Lender

By:

Name:

Title:

LENDER:                                             SOUTHSTATE BANK, N.A.,

as a Lender

By:

Name:

Title: